To:
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
4 Harris Road
Sandton
Johannesburg
Gauteng, 2196
Email:

XXX
Attention:

Steven Heilbron
From:
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT

BANK DIVISION)

(in its
capacity as Facility Agent under the Facilities Agreement (defined below))
22 March,

2022
Dear Sirs,
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
FACILITIES AGREEMENT
1. BACKGROUND
1.1 We refer to:
1.1.1
the facilities agreement

dated on or about

24 January, 2022

between, amongst others,

Cash Connect Management
Solutions

Proprietary

Limited

(the
Company
)

and

FirstRand

Bank

Limited

(acting

through

its

Rand

Merchant
Bank division)

(as original

term lender,

mandated lead

arranger,

general banking

facilities lender

and the facility
agent)

(the
Facilities Agreement );
1.1.2
the

general

banking

facility

agreement

dated

on

or

about

25 January,

2022

between,

amongst

others,

the
Company and FirstRand Bank (acting through its Rand Merchant Bank division)

(the
GBF Agreement ),
(the Facilities Agreement and GBF Agreement, each a Relevant Finance Document )
1.2
This letter is supplemental

to and amends

the Facilities Agreement

pursuant to clause 36 (Amendments

and waivers) of
the Facilities Agreement and clause 17 (Miscellaneous) of the GBF Agreement.
2. INTERPRETATION
2.1
Capitalised terms

defined in

the Facilities

Agreement have

the same

meaning when

used in

this letter

unless expressly
defined in this letter.
2.2
The provisions

of clause

1.2 (Construction)

of the

Facilities Agreement

apply to

this letter

as though

they were

set out
in full in this letter except that references to the Facilities Agreement are to be construed as references to this letter.
2.3 In this letter, Effective Date

means the date on which this letter has been signed by all Parties to it.
3. AMENDMENTS
3.1
Each

Relevant

Finance

Document

will

be

amended

on

and

with

effect

from

the

Effective

Date

in

accordance

with
paragraph
0

below.
The Facilities Agreement will be amended as follows:
3.1.1
clause

1.1.110

(Definitions)

of

the

Facilities

Agreement

will

be

deleted

in

its

entirety

and

replaced

with

the
following new clause 1.1.110:
"1.1.110 Original GBF Commitment

means ZAR205,000,000

from the

Closing Date and

R125,000,000 from
the date occurring one year and one day from

the date of this Agreement."

3.1.2
clause

1.1.151

(Definitions)

of

the

Facilities

Agreement

will

be

deleted

in

its

entirety

and

replaced

with

the
following new clause 1.1.151:
" 1.1.151
Total

Commitments

means the aggregate of:
(a)

the Total

Facility A Commitments;
(b)

the Total

Facility B Commitments;
(c)

the Total

GBF Commitments,
being ZAR1,380,000,000 at the date of this Agreement.

"
3.1.3
clause

1.1.154

(Definitions)

of

the

Facilities

Agreement

will

be

deleted

in

its

entirety

and

replaced

with

the
following new clause 1.1.154:
"1.1.154
Total

GBF

Commitments

means

the

aggregate

of

the

GBF

Commitments,

being

ZAR205,000,000
from the

Closing Date and

ZAR125,000,000 from

the date occurring

one year and

one day from

the
date of this Agreement."
3.1.4 clause 13 (
Non-refundable Structuring

fee
) of the Facilities Agreement

will be deleted in its entirety

and replaced
with the following new clause 13:
"13.1 Non-refundable Structuring fee
13.1.1

The

Borrower

shall

pay

to

the

Lender,

a

non-refundable

structuring

fee

in

an

amount

equal

to
ZAR4,800,000 (excluding VAT)

(the
Non-refundable Structuring Fee ).
13.1.2

On

the

Closing

Date,

the

Non-refundable

Structuring

Fee

shall

accrue

in

full,

be

capitalised

to
Facility A and

increase the

Facility A Commitment by

the amount of

the Non-refundable

Structuring
Fee.
13.1.4

All fees

due

and

payable

to the

Lender under

this Clause

13.1,

once paid,

are

non-refundable

and
will

not

discharge

any

other

obligations

to

pay

any

fees

or

other

amount

due

under

the

Finance
Documents."
3.1.5
clause 22.1.3

(Financial Definitions)

of the

Facilities Agreement

will be

deleted in

its entirety

and replaced

with
the following new clause 22.1.3:
22.1.3 Cashflow

means,

in

respect

of

any

Measurement

Period,

Consolidated

EBITDA

for

that
Measurement Period after:
(a)

adding

the

amount

of

any

decrease

(and

deducting

the

amount

of

any

increase)

in

Working
Capital

for

that

Measurement

Period

(save

for

any

decrease

or

increase

in

relation

to
activities where the Covenant Group

acted as agent);
(b)

adding

the

amount

of

any

cash

receipts

(and

deducting

the

amount

of

any

cash

payments)
during that Measurement Period in

respect of any Exceptional Items not already

taken account
of in calculating Consolidated EBITDA for any Measurement

Period (other than, in the case of
cash receipts, Relevant Proceeds);
(c)

adding the amount

of any cash receipts

during that Measurement

Period in respect

of any Tax
rebates

or

credits

and

deducting

the

amount

actually

paid

or

due

and

payable

in

respect

of
Taxes during

that Measurement Period by any member

of the Covenant Group;
(d)

adding (to the extent

not already taken

into account in determining

Consolidated EBITDA) the
amount

of any

dividends

or

other profit

distributions

received

in

cash

by any

member

of the
Group

during

that

Measurement

Period

from

any

entity

which

is

itself

not

a

member

of

the
Group

and

deducting

(to

the

extent

not

already

deducted

in

determining

Consolidated

EBITDA)

the

amount

of

any

dividends

paid

in

cash

during

the

Measurement

Period

to
minority shareholders in members of the Group;
(e)

adding

the

amount

of

any

increase

in

provisions,

other

non-cash

debits

and

other

non-cash
charges (which are

not Current Assets or

Current Liabilities)

and deducting the amount of any
non-cash

credits

(which

are

not

Current

Assets

or

Current

Liabilities)

in

each

case

to

the
extent taken into account in establishing Consolidated EBITDA;
(f)

deducting 25

per cent.

of the

amount of

any Capital

Expenditure

actually made

(or due

to be
made)

in

cash

for

the

purposes

of

maintenance

during

that

Measurement

Period

by

any
member of the Covenant Group:
(h)

deducting the amount of any trade payable in relation

to any Excess Inventory;
(i)

adding

the

amount

of

any

trade

payable

in

relation

to

any

Excess

Inventory

as
calculated at the beginning of the Measurement Period,
and so that no amount shall be added (or deducted) more

than once.
3.1.6
clause

22.2.3

(Leverage

Ratio)

of

the

Facilities Agreement

will be

deleted

in

its entirety

and

replaced

with

the
following new clause 22.2.3:
"22.2.3 Leverage Ratio:
The

Obligors

shall

ensure

that

the

Leverage

Ratio

for

any

Measurement

Period

shall

not

be

more
than the ratio set out in column 2 below opposite that Measurement Period:
Measurement Period Ratio
[Column 1] [Column 2]
Closing Date 4.00 : 1
Each Measurement Period ending before or on 31 December, 2022: 3.75 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2023:
3.25 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2024:
2.75 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2025:
2.50 : 1
Thereafter, each Measurement Period ending before or on 31 December,
2026:
2.25 : 1
3.2 The GBF Agreement will be amended as follows:
3.2.1 inserting a new clause 1.9 after the existing clause 1.8:
" 1.9. Short Term Direct
Borrower: Cash Connect Management Solutions

(Pty) Ltd
Facility Amount: ZAR80,000,000 (eighty million Rand)
Utilisation: General Banking Products.
Term of Facility:

12 months and 1 day
."

4. REPRESENTATIONS
Each Obligor

confirms to

each Finance

Party that

on the

date of

this letter

and on

the Effective

Date, all

the representations
and warranties set out in clause 20 of the Facilities Agreement:
4.1 are true; and
4.2
would also be

true if references

to the Facilities

Agreement were construed

as references to

the Facilities Agreement

as
amended by this letter.
Each representation and warranty is applied to the circumstances existing at the time the representation and warranty is made.
5. GUARANTEE AND SECURITY CONFIRMATION
5.1
Each

Guarantor

confirms

that,

notwithstanding

the

amendments

to

the

Relevant

Finance

Documents

effected

by

this
letter,

the guarantee

and indemnity

given under

the Facilities

Agreement continues

in full

force and

effect and

extends
to,

and

operates

as

an

effective

unconditional

guarantee

of

all

present

and

future

obligations

and

liabilities

of

each
Obligor under the Finance Documents.
5.2
Each Obligor confirms that, notwithstanding the amendments to the

Relevant Finance Documents effected

by this letter,
the liabilities and

obligations arising

under the

Facilities Agreement,

as amended, shall

form part of

(but not be

limited
to) the

Security created

under the

Security

Agreements to

which

that Obligor

is party

to secure

any obligation

of any
Obligor to a Finance Party under the Finance Documents.
6. MISCELLANEOUS
6.1 This letter is a Finance Document.
6.2
From the Effective Date, each Relevant Finance Document

and this letter will be read and construed as one document.
6.3
Except

as

expressly

otherwise

provided

in

this

letter,

no

amendment,

variation

or

change

is

made

to

any

Finance
Document and all the Finance Documents remain in full force and effect in accordance with their terms.
6.4
Except to the extent expressly waived in this letter,

no waiver of any provision of any Finance Document is given by the
terms of this letter

and the Finance

Parties expressly reserve

all their rights

and remedies in

respect of any

breach of, or
other Default under, the Finance Documents.
7. COUNTERPARTS
This letter may

be executed in

any number of

counterparts, each of

which when executed

shall constitute a

duplicate original,
but all the counterparts

together shall constitute

one letter.

Delivery of an

executed scanned counterpart

of a signature

page of
this letter by e-mail shall be effective as delivery of an original executed counterpart hereof.
8. GOVERNING LAW
This letter is governed by the laws of South Africa.
If you agree to the above, please sign where indicated below.
Yours

sincerely,
FIRSTRAND BANK LIMITED (ACTING THROUGH ITS RAND MERCHANT

BANK DIVISION)
(in its capacity as Facility Agent)
By:
/s/ Wade Cresswell

/s/ Kedi Mazibuko
_____________________________

_____________________________
Name
:

Wade Cresswell

Name
:

Kedi Mazibuko

Date
:

March 22, 2022

Date
:

March 22, 2022

We agree to the

above.
CASH CONNECT MANAGEMENT SOLUTIONS PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_March 16, 2022_____________________
CASH CONNECT RENTALS

PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron ____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_March 16, 2022_____________________
DEPOSIT MANAGER PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron ____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_March 16, 2022_____________________
CASH CONNECT CAPITAL

PROPRIETARY

LIMITED

By:
_/s/ Steven J. Heilbron ____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_March 16, 2022_____________________
MAIN STREET 1723 (SOUTH AFRICA) PROPRIETARY

LIMITED
By:
_/s/ Steven J. Heilbron ____________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_March 16, 2022_____________________
K2021477132 (SOUTH AFRICA) PROPRIETARY

LIMITED
By:
__/s/ Steven J. Heilbron ___________________________
(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_March 16, 2022_____________________
K2020263969 (SOUTH AFRICA) PROPRIETARY

LIMITED
By:
__/s/ Steven J. Heilbron ___________________________

(who warrants his authority)
Name
:

_Steven J. Heilbron_____________________
Date
:

_18/3/2022_____________________